Execution Version FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of June 20, 2025, is entered into by and among GLOBE LIFE INC., a Delaware corporation (the “Borrower”), and TMK RE, LTD., a Bermuda exempted company registered as a class C insurer under the Insurance Act 1978 of Bermuda (“TMK” and collectively with the Borrower, the “Loan Parties”), the Lenders party hereto, and BANK OF AMERICA, N.A., as Administrative Agent. RECITALS A. The Loan Parties, the several lenders from time to time party thereto (the “Lenders”), and the Administrative Agent are party to the Second Amended and Restated Credit Agreement dated as of March 29, 2024 (as amended from time to time prior to the date hereof, the “Existing Credit Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement as amended by this Amendment. B. The Loan Parties have requested that the Lenders amend the Existing Credit Agreement and each of the undersigned Lenders have agreed to such amendments to the Existing Credit Agreement on the terms and subject to conditions set forth herein. STATEMENT OF AGREEMENT NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: ARTICLE I AMENDMENTS TO EXISTING CREDIT AGREEMENT 1.1 Effective upon the Amendment Effective Date, Section 8.01(e) of the Existing Credit Agreement is hereby amended by deleting the figure “$50,000,000” and substituting therefor the figure “$85,000,000.” 1.2 Effective upon the Amendment Effective Date, Section 8.01(h) is amended and restated in its entirety as follows: “(h) Judgments. There is entered against the Borrower or any Subsidiary one or more final judgments or orders for the payment of money in an aggregate amount (as to all such judgments or orders) exceeding $85,000,000 (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage), and (A) enforcement proceedings are commenced by any creditor upon any such judgment or order, or (B) there is a period of 45 consecutive days during which a stay of enforcement of any such judgment, by reason of payment, a pending appeal or otherwise, is not in effect; or”

2 1.3 Effective upon the Amendment Effective Date, Section 8.01(i) of the Existing Credit Agreement is hereby amended by (a) deleting the figure “$50,000,000” and substituting therefor the figure “$85,000,000” in clause (i) thereof and (b) deleting the figure “$25,000,000” and substituting therefor the figure “$85,000,000” in clause (ii) thereof. ARTICLE II CONDITIONS OF EFFECTIVENESS 2.1 The amendments set forth in ARTICLE I shall become effective as of the date (the “Amendment Effective Date”) when, and only when, each of the following conditions precedent shall have been satisfied: (a) The Administrative Agent shall have received an executed counterpart of this Amendment from each Loan Party and Lenders constituting Required Lenders, each of which shall be originals, telecopies, facsimile, “.pdf” or other electronically transmitted copies (followed promptly by originals). (b) The Administrative Agent shall have received an executed certificate signed by a Responsible Officer of the Borrower certifying that (A) the representations and warranties of the Borrower contained in this Amendment, Article V of the Existing Credit Agreement or any other Loan Document, shall be true and correct in all material respects (or if qualified by materiality or material adverse effect, in all respects) as of the Amendment Effective Date (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty shall remain true and correct in all material respects as of such earlier date, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects as of such earlier date), (B) no Default or Event of Default shall have occurred and be continuing under the Existing Credit Agreement, as amended by this Amendment, as of the Amendment Effective Date or will occur after giving effect to the Amendment Effective Date or any extension of credit to the Borrower on the Amendment Effective Date, (C) there has been no event or circumstance since the date of the Audited Financial Statements that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect, and (D) the current Debt Ratings. (c) The Borrower shall have paid all fees, charges and disbursements of counsel to the Administrative Agent to the extent invoiced prior to or on the Amendment Effective Date. (d) There shall not have occurred a material adverse change (i) in the business, assets, properties, liabilities (actual or contingent), operations, conditions (financial or otherwise) or prospects of either of the Loan Parties, or the Borrower and its Subsidiaries, taken as a whole, since December 31, 2024 or (ii) in the facts and information regarding such entities as represented by the Borrower or any of its Subsidiaries, or any representatives of any of them, to date. (e) The absence of any action, suit, investigation or proceeding pending or, to the knowledge of the Borrower or any of its Subsidiaries, threatened, in any court or before any arbitrator or governmental authority that could reasonably be expected to have a Material Adverse Effect.

3 ARTICLE III REPRESENTATIONS AND WARRANTIES To induce the Administrative Agent and the Lenders to enter into this Amendment, each Loan Party represents and warrants to the Administrative Agent and the Lenders on and as of the date hereof, that: (i) it has taken all necessary action to authorize the execution, delivery and performance of this Amendment, (ii) this Amendment has been duly executed and delivered by such Loan Party and constitutes such Loan Party’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies, (iii) no consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by such Loan Party of this Amendment, (iv) the representations and warranties set forth in Article V of the Existing Credit Agreement are true and correct in all material respects (or if qualified by materiality or material adverse effect, in all respects) as of the date hereof (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty shall remain true and correct in all material respects as of such earlier date, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects as of such earlier date), (v) both before and after giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default and (vi) the Loans are not reduced by this Amendment and are not subject to any offsets, defenses or counterclaims. ARTICLE IV ACKNOWLEDGEMENT AND CONFIRMATION Each Loan Party hereby confirms and agrees that, after giving effect to this Amendment and the amendments contemplated hereby, and except as expressly modified hereby, the Existing Credit Agreement and the other Loan Documents to which it is a party remain in full force and effect and enforceable against such Loan Party in accordance with their respective terms and shall not be discharged, diminished, limited or otherwise affected in any respect. ARTICLE V MISCELLANEOUS 5.1 Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York. 5.2 Loan Document. As used in the Existing Credit Agreement, “hereinafter,” “hereto,” “hereof,” and words of similar import shall, unless the context otherwise requires, mean the Existing Credit Agreement after amendment by this Amendment. Any reference to the Existing Credit Agreement or any of the other Loan Documents herein or in any such documents shall refer to the Existing Credit Agreement and the other Loan Documents as amended hereby.

4 This Amendment is limited to the matters expressly set forth herein, and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Existing Credit Agreement except as expressly set forth herein. This Amendment shall constitute a Loan Document under the terms of the Existing Credit Agreement. 5.3 Expenses. The Borrower shall pay all reasonable and documented fees and expenses of counsel to the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment. 5.4 Severability. To the extent any provision of this Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction. 5.5 Successors and Assigns. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto. 5.6 Construction. The headings of the various sections and subsections of this Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof. 5.7 Counterparts; Integration. This Amendment may be executed and delivered via facsimile or electronic format with the same force and effect as if an original were executed and may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument. The words “executed,” “signed,” “signature,” and words of like import in shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. This Amendment constitutes the entire contract among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender By: Name: Eva Sverdlova Title: Vice President, Portfolio Manager

SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT Internal Use REGIONS BANK, as a Lender By: Name: William Soo Title: Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT Internal Use Huntington National Bank, as a Lender By: Name: Austin G. Love Title: Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT The Northern Trust Company, as a Lender By: Name: Peter Romanchuk Title: Vice President, Commercial Banker

SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT COMERICA BANK, as a Lender By: Name: John Smithson Title: Vice President